                                                                 EXHIBIT 10.2.10
                             As of February 8, 2006

Globis Overseas Fund, Ltd.
60 Broad Street
New York, NY  10004
Attn: Paul Packer

Gentlemen:

The undersigned hereby agrees to transfer to you 4,000 shares ("Shares") of common stock, par value $.001 per share, of Asia Automotive Acquisition Corporation ("Company"), a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an automotive operating business that has its primary operating facilities located in Asia, in exchange for $100.

By agreeing to the foregoing transfer, you understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); that you are acquiring the Shares for your account for investment purposes only; that you have no present intention of selling or otherwise disposing of the Shares in violation of the Securities Act; that you are an "accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that, based solely on a review of the Registration Statement on Form S-1, as amended to date, filed with the SEC, you are familiar with the proposed business, management, financial condition, and affairs of the Company.

Very truly yours,



Rudy Wilson
For Asia Development Capital LLC


Agreed to:
Globis Overseas Fund, Ltd.


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